UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32330	11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.

On May 5, 2011, NorthStar Realty Finance Corp. (the “Company”) reported its results of operations and financial condition for the quarter ended March 31, 2011.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2011, the Company entered into an employment agreement (the “Employment Agreement”) with Debra Hess to retain her as the Company’s Chief Financial Officer.

The Employment Agreement has an initial term of three years from the Effective Date, which is expected to begin July 2011. Following the initial term, the Employment Agreement automatically will extend on an annual basis for one additional year, unless notice not to renew the Employment Agreement is given 90 days prior to the expiration of its term. Ms. Hess will receive an initial annual base salary of $500,000 per annum. In subsequent years during the term, the base salary under the Employment Agreement will be subject to annual review and adjustment from time to time by the Compensation Committee of the Company’s Board of Directors.

The Employment Agreement provides that Ms. Hess will participate in an annual cash incentive compensation plan adopted by the Company’s Board of Directors or a committee thereof (the “Board”), with applicable corporate and individual performance targets and maximum award amounts determined by the Board upon recommendation of the Company’s Chief Executive Officer.  For 2011, the Annual Bonus Pool Percentage (as defined in the Company’s Executive Incentive Bonus Plan) allocated to Ms. Hess is equal to 2%, and in calculating the amount of Ms. Hess’ Annual Cash Bonus, the portion subject to Board discretion will be awarded in full.

The Employment Agreement further provides that Ms. Hess will be eligible to receive long term equity incentive compensation awards (which may consist of restricted stock, stock options, stock appreciation rights or other types of equity or cash bonus awards, as determined by the Board in its discretion) pursuant to the Company’s equity incentive compensation plans and programs in effect from time to time including, without limitation, the Company’s Executive Incentive Bonus Plan.  These awards will be granted in the discretion of the Board and will include such terms and conditions (including performance objectives) as the Board deems appropriate.  For 2011, the Long-Term Bonus Pool Percentage (as defined in the Company’s Executive Incentive Bonus Plan) allocated to Ms. Hess is equal to 2%.

The Employment Agreement provides that, upon execution of a customary release agreement, Ms. Hess will receive severance payments in the event of termination of her employment with the Company (including as a result of non-renewal by the Company at the end of the term, and other than a termination for “cause” as defined in the Employment Agreement) or by Ms. Hess with “good reason” (as defined in the Employment Agreement). These severance payments include:

•                  1.0 times Ms. Hess’ total compensation in effect prior to the date of termination (excluding any Long-Term Bonus (as defined under the Company’s Executive Incentive Bonus Plan));

•                  a pro-rated bonus for the year of termination based on the target annual bonus;

•                  full vesting of all Company equity awards as of the date of termination; and

•                  continuing exercisability of all stock options and stock appreciation rights for the lesser of 12 months after the date of termination or the remainder of their term.

Ms. Hess, age 47, has significant financial, accounting and compliance experience at public companies.  From March 2003 to July 2008, Ms. Hess was a managing director at Fortress Investment Group, where she also served as Chief Financial Officer of Newcastle Investment Corp., a Fortress portfolio company and an NYSE-listed alternative investment manager. From 1993 to 2003, Ms. Hess served in various capacities at Goldman, Sachs & Co., including as a Vice President in Goldman Sachs’s Special Situations Principal Finance Group and as a Manager of Financing Reporting in Goldman Sachs’s Finance Division. Prior to 1993, Ms. Hess was employed by Chemical Banking Corporation in the corporate credit policy group and by Arthur Andersen & Company as a supervisory senior auditor.  Ms. Hess will join us from H/2 Capital Partners, where she started in August 2008 and has served as Chief Financial Officer and Chief Compliance Officer.  Ms. Hess received a B.S. in accounting from the University of Connecticut and an M.B.A. in finance from New York University.

There are no relationships or transactions regarding Ms. Hess that are required to be disclosed pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

A copy of the Employment Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. The above description is a summary of the Employment Agreement and is qualified in its entirety by the complete text of the agreement.

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “may,” “believe,” “plan,” “goal,” “expect,” “future,” “intend,” “will,” “could” and “should,” and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the date Ms. Hess will join the Company and the impact she will have, if any, as our Chief Financial Officer.  Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

ITEM 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: May 5, 2011	By:	/s/ Albert Tylis

Albert Tylis
Co-President, Chief Operating
Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 5, 2011.